Exhibit 10.16

AMENDMENT NUMBER THREE TO

OFFICE LEASE

This Amendment Number Three to Office Lease (“Third Amendment”), dated November 16, 2020 for reference purposes only, is made by and between REALTY INCOME PROPERTIES 14, LLC, a Delaware limited liability company (“Landlord”) and KINNATE BIOPHARMA INC., a Delaware corporation (“Tenant”) with reference to the following recitals.

RECITALS

A.          Landlord is the current holder of the landlord’s interest, and Tenant is the current holder of the tenant’s interest under that certain Office Lease dated May 2, 2018 (as assigned and amended, the “Lease”).

B.          The Lease provides that Landlord leases to Tenant and Tenant leases from Landlord that certain property as depicted in Exhibit “A” of the Lease commonly known as:

11975 El Camino Real, Suite 101
San Diego, CA 92130

C.          The Lease Term is set to expire on December 31, 2020.

D.          Landlord and Tenant desire to extend the term of the Lease, and further desire to modify the Lease as more particularly set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.          Recitals. The Recitals set forth above are incorporated herein by reference.

2.          Defined Terms. Initially capitalized terms not defined herein shall have the meanings given to them in the Lease. As of the effective date of this Third Amendment, the term “Lease” shall mean the Lease as amended by this Third Amendment.

3.          Extension of Lease Term. The Lease Term is hereby extended for a period of three (3) months, commencing on January 1, 2021 and continuing through and until March 31, 2021 (the “Extension Term”). All covenants, conditions, and provisions of the Lease shall be applicable during the Extension Term. The Base Rent payable during the Extension Term shall be the same as the Base Rent due during the calendar month immediately preceding the Extension Term.

4.          Option to Extend.  Provided that Tenant is occupying the entire Premises and is not in default under the Lease on the Exercise Deadline (as defined below), Tenant shall have the option to extend the term of this Lease for an additional period of THREE (3) MONTHS (“Extension Option”) beginning on April 1, 2021 and expiring on June 30, 2021 (“Extension Period”) by delivering written notice of its election to exercise the Extension Option on or before February 28, 2021 (“Exercise Deadline”).  The Base Rent payable during the Extension Period shall be the same as the Base Rent due during the calendar month immediately preceding the first day of the Extension Period.  The parties acknowledge and agree that Tenant does not have any options to extend the term of the Lease other than the Extension Option.

5.          No Further Modifications. Except as specifically amended herein, all terms and conditions of the Lease shall remain in full force and effect. Landlord’s execution of this Third Amendment shall in no way be deemed a waiver of Landlord’s rights or remedies under the Lease with respect to any defaults (if any) by Tenant not specifically addressed in this Third Amendment.

6.           Effective Date. The effective date of this Third Amendment shall be the date upon which this Third Amendment is last executed by Landlord or Tenant.

7.          Counterparts. This Third Amendment may be executed in multiple counterparts, and all counterparts shall together constitute one agreement binding upon all parties. Signatures scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of the Third Amendment, and shall have the same legal effect as original signatures.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment Three to Office Lease as of the last date set forth below.

LANDLORD			TENANT:

REALTY INCOME PROPERTIES 14, LLC a Delaware limited liability company			KINNATE BIOPHARMA INC., a Delaware corporation

By:	Realty Income Corporation,		By:	/s/Mark Meltz
	a Maryland corporation,		Name:	Mark Meltz
	its sole and managing member		Title:	COO and General Counsel
			Date:	November 19, 2020
	By:	/s/ Lori Satterfield
	Name:	Lori Satterfield
	Title:	Senior Vice President, Associate General Counsel
	Date:	November 20, 2020